ATTACHMENTS FOR CURRENT FILING OF N-SAR

SUB-ITEM 77Q1

SUB-ITEM 77Q1:

Exhibit A: Agreement and Plan of Reorganization dated June 23, 2016

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made this 23rd day of June 2016, among John Hancock Variable Insurance Trust (“JHVIT”), a Massachusetts business trust, on behalf of each “Acquired Fund” and its “Acquiring Fund” listed below, each of which are separate series or funds of JHVIT, and, solely with respect to Section 9, John Hancock Investment Management Services, LLC (“JHIMS”).

Acquired Fund	Corresponding Acquiring Fund
Franklin Templeton Founding Allocation Trust	Lifestyle Growth PS Series
International Core Trust	International Value Trust
U.S. Equity Trust	500 Index Trust B

This Plan shall be deemed to be a separate agreement by JHVIT on behalf of each Acquired Fund and each Acquiring Fund. As used herein, unless otherwise stated or the context otherwise requires, each Acquired Fund, each Acquiring Fund, and each Reorganization are, respectively, the “Acquired Fund,” the “Acquiring Fund,” and the “Reorganization.”

WHEREAS, JHVIT intends to provide for the reorganization of the Acquired Fund through the acquisition by the Acquiring Fund of all assets, known or unknown, fixed or contingent, subject to all of the liabilities, known or unknown, fixed or contingent, of the Acquired Fund in exchange for Series I, Series II, and Series NAV voting shares of beneficial interest, par value $.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), the liquidation of the Acquired Fund and the distribution to Acquired Fund shareholders of the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of JHVIT (the “Board”) has determined that the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund is in the best interests of each such series, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such series (“contract owners”), and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the mutual promises herein contained, JHVIT on behalf of, respectively, the Acquired Fund and the Acquiring Fund, and JHIMS with respect to Section 9 of the Plan only, hereto agree as follows:

1.                   Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Liquidation of the Acquired Fund

(a)                 Plan of Reorganization.

(i)                 JHVIT on behalf of the Acquired Fund, will convey, transfer and deliver to the Acquiring Fund all known or unknown, fixed or contingent assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and other assets). In consideration thereof, JHVIT on behalf of the Acquiring Fund will (A) assume and pay, all of the known or unknown, fixed or contingent obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II, and Series NAV shares of beneficial interest of the Acquiring Fund as determined in Section 1(c) hereof. Any Series I, Series II, and Series NAV shares of beneficial interest, par value $.01 per share, of the Acquired Fund (“Acquired Fund Shares”) held in the treasury of JHVIT at the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof) shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b)(i) hereof (the “Exchange Date”). All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund. The determination of the Custodian shall be conclusive and binding on all parties in interest.

(ii)               As of the Effective Time of the Reorganization, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (“Acquired Fund shareholders”) as of the Effective Time of the Reorganization the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. The holders of Series I, Series II, and Series NAV shares of the Acquired Fund will receive Series I, Series II, and Series NAV shares of the Acquiring Fund, respectively. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro-rata number of the Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. The exchange of the Acquired Fund’s shares for the Acquiring Fund’s shares shall constitute a full cancellation of those shares and shall terminate any continuing rights of the holders of such Acquired Fund shares as such.

(iii)             With respect to the Reorganization, as soon as practicable after the Effective Time of the Reorganization, JHVIT shall take all the necessary steps under Massachusetts law, JHVIT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

(b)                 Exchange Date and Effective Time of the Reorganization.

(i)                 Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) (the “Effective Time of the Reorganization”) on the day (the “Exchange Date”) which is the later of: (A) the final adjournment of the meeting of the holders of Acquired Fund shares at which this Plan will be considered; (B) October 21, 2016; or (C) such later day as any one or more of the officers of JHVIT may determine.

(ii)               All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization, unless otherwise provided.

(iii)             In the event that on the proposed Exchange Date: (A) the NYSE shall be closed to trading or trading thereon shall be restricted; or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

(iv)             On the Exchange Date, portfolio securities of the Acquired Fund shall be transferred by the Custodian to the account of the Acquiring Fund duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

(c)                 Valuation.

(i)                 The net asset value per share of Series I, Series II, and Series NAV shares of the Acquiring Fund and the net value of the assets of the Acquired Fund to be transferred in exchange for such Series I, Series II, and Series NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of Series I, Series II, and Series NAV shares of the Acquiring Fund shall be computed by the Custodian in the manner set forth in the Declaration of Trust or JHVIT’s By-laws (the “By-laws”) and then-current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Fund, said assets and liabilities to be valued in the manner set forth in the Declaration of Trust or By-laws and then-current prospectus and statement of additional information.

(ii)               The number of Series I, Series II, and Series NAV shares of the Acquiring Fund to be issued (including fractional shares, if any) by the Acquiring Fund in exchange for the Acquired Fund’s assets shall be determined by dividing the net value of the assets of the Acquired Fund attributable to shares of each class to be transferred by the net asset value per share of the shares of the Acquiring Fund to be exchanged for each such class of shares of the Acquired Fund, in each case as determined in accordance with Section 1(c)(i).

(iii)             All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

2.                   Representations and Warranties of JHVIT on Behalf of the Acquiring Fund

JHVIT on behalf of the Acquiring Fund represents and warrants as follows:

(a)                 Organization, Existence, etc. JHVIT is a business trust that is duly organized, validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Fund and JHVIT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)                 Registration as Investment Company. JHVIT is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c)                 Current Offering Documents. The current prospectus of JHVIT dated May 1, 2016, as supplemented, and the current statement of additional information of JHVIT dated May 1, 2016, as it relates to the Acquiring Fund, as supplemented, and as it may be further supplemented or amended, included in JHVIT’s registration statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)                 Capitalization. JHVIT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHVIT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHVIT’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series). All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e)                 Financial Statements. The financial statements of the Acquiring Fund for the fiscal year ended December 31, 2015, which have been audited by the independent registered public accounting firm retained by JHVIT, fairly present the financial position of the Acquiring Fund as of the date thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles (“GAAP”).

(f)                  Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Acquiring Fund’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series).

(g)                 Authority Relative to this Plan. JHVIT, on behalf of the Acquiring Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Board and no other proceedings by JHVIT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHVIT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by or that would prevent its execution and performance of this Plan in accordance with its terms.

(h)                 Liabilities. There are no known liabilities of the Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund’s Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2015 or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

(i)                   No Material Adverse Change. Since December 31, 2015, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(j)                  Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHVIT, threatened that, if adversely determined, would materially and adversely affect the Acquiring Fund’s assets or business or that would prevent or hinder consummation of the transactions contemplated hereby, there are no facts that would form the basis for the institution of administrative proceedings against the Acquiring Fund and, to the knowledge of JHVIT, there are no regulatory investigations of the Acquiring Fund, pending or threatened, other than routine inspections and audits.

(k)                 Contracts. No default exists under any material contract or other commitment on behalf of the Acquiring Fund to which JHVIT is subject.

(l)                   Taxes. All federal and other income tax returns of the Acquiring Fund required to be filed by JHVIT have been filed for all taxable years to and including December 31, 2015, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHVIT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Fund have been paid so far as due. The Acquiring Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquiring Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquiring Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(m)               No Approvals Required. Except for the effectiveness of the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Fund of the Reorganization, except such as have been obtained as of the date hereof.

3.                   Representations and Warranties of JHVIT on Behalf of the Acquired Fund

JHVIT on behalf of the Acquired Fund represents and warrants as follows:

(a)                 Organization, Existence, etc. JHVIT is a business trust that is duly organized, validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Fund and JHVIT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)                 Registration as Investment Company. JHVIT is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c)                 Current Offering Documents. The current prospectus of JHVIT dated May 1, 2016, as supplemented, and the current statement of additional information of JHVIT dated May 1, 2016, as it relates to the Acquired Fund, as supplemented, and as each may be further supplemented or amended, included in JHVIT’s registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the 1940 Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)                 Capitalization. JHVIT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHVIT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHVIT’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series). All such shares of the Acquired Fund will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Fund as set forth on the books and records of JHVIT in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Fund for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Fund shares, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares (other than any existing dividend reinvestment plans of the Acquired Fund or as set forth in this Plan), nor are there outstanding any securities convertible by their terms into any shares of the Acquired Fund (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of JHVIT). All of the Acquired Fund’s issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e)                 Financial Statements. The financial statements of the Acquired Fund for the fiscal year ended December 31, 2015, which have been audited by the independent registered public accounting firm retained by JHVIT, fairly present the financial position of the Acquired Fund as of the date thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

(f)                  Authority Relative to this Plan. JHVIT, on behalf of the Acquired Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Board and no other proceedings by JHVIT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHVIT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by or that would prevent its execution and performance of this Plan in accordance with its terms.

(g)                 Liabilities. There are no known liabilities of the Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund’s financial statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2015 or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund.

(h)                 No Material Adverse Change. Since December 31, 2015, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(i)                   Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHVIT, threatened that, if adversely determined, would materially and adversely affect the Acquired Fund’s assets or business or that would prevent or hinder consummation of the transactions contemplated hereby, there are no facts that would form the basis for the institution of administrative proceedings against the Acquired Fund and, to the knowledge of JHVIT, there are no regulatory investigations of the Acquired Fund, pending or threatened, other than routine inspections and audits.

(j)                  Contracts. JHVIT is not subject to any contracts or other commitments on behalf of the Acquired Fund (other than this Plan) that will not be terminated with respect to the Acquired Fund without liability to JHVIT or the Acquired Fund as of or prior to the Effective Time of the Reorganization.

(k)                 Taxes. All federal and other income tax returns of the Acquired Fund required to be filed by JHVIT with respect to the Acquired Fund have been filed for all taxable years to and including December 31, 2015, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHVIT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquired Fund have been paid so far as due. The Acquired Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquired Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(l)                   No Approvals Required. Except for the effectiveness of the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquired Fund of the Reorganization, except such as have been obtained as of the date hereof.

4.                   Covenants of JHVIT on Behalf of the Acquiring Fund

JHVIT on behalf of the Acquiring Fund covenants to the following:

(a)                 Registration Statement. On behalf of the Acquiring Fund, JHVIT shall file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) under the Securities Act relating to the Acquiring Fund Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement: (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Regulations”); and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the “Prospectus”) and statement of additional information (the “SAI”) included therein, as amended or supplemented by any amendments or supplements filed by JHVIT, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)                 Cooperation in Effecting Reorganization. JHVIT on behalf of the Acquiring Fund agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

(c)                 Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, and, in particular, any actions necessary as a result of the circumstances identified in Section 1(a)(ii) of this Plan, JHVIT with respect to the Acquiring Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5.                   Covenants of JHVIT on Behalf of the Acquired Fund

JHVIT on behalf of the Acquired Fund covenants to the following:

(a)                 Meeting of the Acquired Fund’s Shareholders. JHVIT shall call and hold a meeting of the shareholders of the Acquired Fund for the purpose of acting upon this Plan and the transactions contemplated herein.

(b)                 Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Fund’s assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books. At least five (5) business days prior to the Exchange Date, the Acquired Fund will provide the Acquiring Fund with a list of its assets and a list of its stated liabilities. The Acquired Fund shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of JHVIT, on behalf of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold, the Acquired Fund will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, JHVIT will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Fund as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the “Schedule”). All securities to be listed in the Schedule for the Acquired Fund as of the Effective Time of the Reorganization will be owned by the Acquired Fund free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

(c)                 Registration Statement. In connection with the preparation of the Registration Statement, JHVIT on behalf of the Acquired Fund will furnish the information relating to the Acquired Fund required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and SAI). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Fund: (i) will comply in all material respects with the provisions of the Securities Act and the Regulations; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and SAI, as amended or supplemented by any amendments or supplements filed by JHVIT, insofar as they relate to the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or SAI made in reliance upon and in conformity with information furnished by JHVIT with respect to the Acquired Fund for use in the Registration Statement, Prospectus or SAI as provided in this Section 5(c).

(d)                 Cooperation in Effecting Reorganization. JHVIT on behalf of the Acquired Fund agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

(e)                 Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, and, in particular, any actions necessary as a result of the circumstances identified in Section 1(a)(ii) of this Plan, JHVIT with respect to the Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(f)                  Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, JHVIT on behalf of the Acquired Fund shall prepare a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code (if any).

6.                   Conditions Precedent to Obligations of JHVIT on Behalf of the Acquired Fund

The obligations of JHVIT on behalf of the Acquired Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)                 Approval by the Acquired Fund’s Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Fund entitled to vote on the matter (“Acquired Shareholder Approval”).

(b)                 Covenants, Warranties and Representations. With respect to the Acquiring Fund, JHVIT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since December 31, 2015.

(c)                 Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the “Regulatory Approvals”).

(d)                 Tax Opinions. JHVIT shall have received one or more opinions of K&L Gates LLP, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHVIT, that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund (the “Tax Opinions”). For purposes of rendering its opinion, K&L Gates LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and SAI, and on such other written representations verified as of the Effective Time of the Reorganization.

7.                   Conditions Precedent to Obligations of JHVIT on Behalf of the Acquiring Fund

The obligations of JHVIT on behalf of the Acquiring Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)                 Approval by the Acquired Fund’s Shareholders. The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Fund.

(b)                 Covenants, Warranties and Representations. With respect to the Acquired Fund, JHVIT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Acquired Fund since December 31, 2015.

(c)                 Portfolio Securities. All securities to be acquired by the Acquiring Fund in the Reorganization shall have been approved for acquisition by JHIMS (or, at its discretion, by a subadvisor for the Acquiring Fund) as consistent with the investment policies of the Acquiring Fund.

(d)                 Regulatory Approval. The Regulatory Approvals shall have been obtained.

(e)                 Distribution of Income and Gains. JHVIT on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

(f)                  Tax Opinions. JHVIT shall have received the Tax Opinions.

(g)                 Financial Statements. The financial statements of JHVIT for the fiscal year ended December 31, 2015 shall have been audited by the independent registered public accounting firm retained by JHVIT. In addition, as of the Exchange Date and except as may be affected by the transactions contemplated by this Plan: (i) the representations and warranties of JHVIT on behalf of the Acquired Fund set forth in Sections 3(e) and (g) of this Plan are true and correct as to the financial statements referred to in the first sentence of this Section 7(g); and (ii) the representation and warranty set forth in the first sentence of Section 3(k) of this Plan are true and correct as to all taxable years to and including December 31, 2015.

8.                   Amendments; Terminations; No Survival of Covenants, Warranties and Representations

(a)                 Amendments. JHVIT may, by an instrument in writing authorized by the Board, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Fund, but after such approval, no amendment shall be made that substantially changes the terms hereof.

(b)                 Waivers. At any time prior to the Effective Time of the Reorganization, JHVIT, on behalf of either or both of the Acquired and Acquiring Funds, may by written instrument signed by it; (i) waive any inaccuracies in the representations and warranties made to it or such Fund or series contained herein; and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Fund or series contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

(c)                 Termination. This Plan may be terminated by JHVIT at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that either the Board or one or more of the officers of JHVIT determine that proceeding with this Plan is not in the best interests of the shareholders or contract owners of either or both of the Acquired and Acquiring Funds, or for any other reason.

(d)                 Unless JHVIT shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on October 21, 2017 if the Effective Time of the Reorganization is not on or prior to such date.

(e)                 Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9.                   Expenses

The expenses of each Reorganization will be borne as follows: each Acquired Fund will bear 100% of the expenses of its corresponding Reorganization. If the Reorganization is not consummated as to the Acquired Fund or the Acquiring Fund, the expenses of the Reorganization as to that Acquired Fund or the Acquiring Fund, as applicable, will be paid by JHIMS. Such expenses include, without limitation: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Fund shares registered thereby, which shall be payable by the Acquiring Fund); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs relating to the Reorganization.

10.                Reliance

All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Fund, the Acquiring Fund and JHVIT notwithstanding any investigation made by such party or on its behalf.

11.                Headings; Counterparts; Governing Law; Assignment

(a)                 The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b)                 This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

(c)                 This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(d)                 This Plan shall bind and inure to the benefit of JHVIT, the Acquired Fund and the Acquiring Fund and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

(e)                 The name “John Hancock Variable Insurance Trust” is the designation of the Trustees under an Agreement and Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with JHVIT must look solely to JHVIT’s property for the enforcement of any claims against JHVIT, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of JHVIT. No series of JHVIT shall be liable for claims against any other series of JHVIT.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

JOHN HANCOCK VARIABLE INSURANCE
TRUST,
on behalf of each Acquired Fund

/s/ Andrew Arnott
BY:	Name:	Andrew Arnott
	Title:	President

JOHN HANCOCK VARIABLE INSURANCE
TRUST,
on behalf of each Acquiring Fund

/s/ Charles A. Rizzo
BY:	Name:	Charles A. Rizzo
	Title:	Chief Financial Officer

For purposes of Section 9 only:

JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC

/s/ Phil Fontana
BY:	Name:	Phil Fontana
	Title:	Vice President

JOHN HANCOCK VARIABLE INSURANCE TRUST

AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

AMENDMENT (the “Amendment”) made this July 1, 2016, to the Amended and Restated Advisory Agreement dated September 26, 2008, between John Hancock Variable Insurance Trust, a Massachusetts business trust (the “Trust” or “JHVIT”) and John Hancock Investment Management Services, LLC, a Delaware limited liability company (“JHIMS” or the “Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.         CHANGE IN APPENDIX A

Appendix A is amended to:

(1) reduce the fees for the Bond Trust and the Strategic Income Opportunities Trust_ (each a “Portfolio”).

2.         EFFECTIVE DATE

The Amendment shall become effective with respect to the Portfolio on the later of:

(i) the date of its execution,

(ii) approval by the Board of Trustees of the Trust of the Amendment, and

(iii) April 6, 2016.

3.         DEFINED TERMS

Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

4.         OTHER TERMS OF THE AGREEMENT

Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

John Hancock Variable Insurance Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

John Hancock Investment Management Services, LLC

By:	/s/ Phil Fontana
Phil Fontana
Vice President

APPENDIX A

ADVISORY FEE SCHEDULE

The Adviser shall serve as investment adviser for each Portfolio of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the “Adviser Fee”).

The term Aggregate Net Assets in the chart below includes the net assets of a Portfolio of the Trust. It also includes with respect to certain Portfolios as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Portfolio also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.

For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Portfolio and each other fund of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Advisory Fee Schedules

Aggregate Net Assets Include the Net Assets of the following funds in addition to the
Trust Portfolio	Trust Portfolio	Advisory Fee of the Trust Portfolio-

500 Index Trust B	Not applicable	0.470% — first $500 million; and
0.460% — excess over $500 million.

Active Bond Trust	Active Bond Fund
	(JHF II)	0.600% — first $2.5 billion;
0.575%— next $2.5 billion; and
0.550%— excess over $5 billion

All Cap Core Trust	All Cap Core Fund	0.800% — first $500 million; and
	(JHF II)	0.750% — excess over $500 million.

Alpha Opportunities Trust	Alpha Opportunities	0.975% — first $1 billion;
	Fund	0.950%— next $1 billion; and
	(JHF II)	0.900%— excess over $2 billion.

Blue Chip Growth	Blue Chip Growth Fund	0.825% — first $1 billion; and
Trust	(JHF II)	0.775% — excess over $1 billion.*
*When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of Aggregate Net Assets.

Bond Trust	Not Applicable	0.650% — first $500 million;
0.600%— next $1 billion;
0.575%— next $1 billion;
0.550% — next $7.5 billion;
0.525% — excess over $10 billion

Capital Appreciation Trust	Capital Appreciation	0.850% — first $300 million;
	Fund	0.800% — between $300 million and
	(JHF II)	$500 million;
0.700% — between $500 million and
$1 billion; and
0.670% — excess over $1 billion.

Capital Appreciation Value	Capital Appreciation	See below
Trust	Value Fund (JHF II)

Core Bond Trust	Core Bond Fund	0.690% — first $200 million;
	(JHF II)	0.640% — next $200 million; and
0.570% — excess over $400 million.

Core Strategy Trust	See below	See below

Currency Strategies Trust	Currency Strategies Fund	0.950% — first $250 million;
	(JHF II)	0.900% — next $250 million and
0.850% — excess over $500 million.

Emerging Markets Value	Emerging Markets Fund	1.00% — first $100 million; and
Trust	(JHF II)	0.950% - excess over $100 million.
Emerging Leaders Fund
(JHF II)

Equity-Income Trust	Equity-Income Fund
	(JHF II)	0.825% — first $100 million;
0.800% — next $100 million;*
0.775% — next $300 million**
0.750% — next $500 million***
0.750% — excess over $1 billion
*When Aggregate Net Assets exceed
$200 million on any day, the annual
rate of advisory fee for that day is
0.800% on the first $200 million of
Aggregate Net Assets.
**When Aggregate Net Assets exceed
$500 million on any day, the annual
rate of advisory fee for that day is
0.775% on the first $500 million of
Aggregate Net Assets.
***When Aggregate Net Assets exceed
$1 billion on any day, the annual rate of
advisory fee for that day is 0.750% on
the first $1 billion of Aggregate Net
Assets.

Financial Industries Trust	John Hancock Financial	0.800% — first $250 million;
	Industries Fund	0.775% — next $250 million;
0.750% — next $500 million; and
0.725% — excess over $1 billion.

Franklin Templeton	See below	See below
Founding Allocation Trust

Fundamental All Cap Core	Fundamental All Cap	0.675% — first $2.50 billion; and
Trust	Core Fund	0.650% — excess over $2.50 billion.
(JHF II)

Fundamental Large Cap	Fundamental Large Cap	0.700% — first $500 million;
Value Trust	Value Fund	0.650% — next $500 million; and
	(JHF II)	0.600% — excess over $1 billion.
Fundamental Value Trust

Global Bond Trust	Global Bond Fund	0.700% — at all asset levels.
(JHF II)

Global Trust		0.850% — first $1 billion; and
	JHVIT	0.800% — excess over $1 billion.
International Value Trust
Income Trust
Mutual Shares Trust

JHF II
Global Fund
International Value Fund
Income Fund
Mutual Shares Fund
International Small Cap
Fund

Health Sciences Trust	Health Sciences Fund	1.050% — first $500 million;
	(JHF II)	1.000% — next $250 million
0.950% --- excess over $750 million.

*When Aggregate Net Assets exceed
$750 million, the advisory fee is 0.95%
on all net assets

High Yield Trust	High Yield Fund	0.700% — first $500 million; and
	(JHF II)	0.650% — excess over $500 million.

Income Trust		1.075% first $50 million;
	JHVIT	0.915% next $150 million;
	International Value Trust	0.825% next $300 million; and
	Global Trust	0.800% excess over $500 million
Mutual Shares Trust
When Aggregate Net Assets exceed
	JHF II	$500 million, the advisory fee is
	Income Fund	0.800% on all net assets of the Income
	International Small Cap	Trust.
Fund
International Value Fund
Global Fund
Mutual Shares Fund

International Core Trust	International Core Fund	0.920% — first $100 million;
	(JHF III)	0.890% — next $900 million;
	Global Equity (Ex-U.S.)	0.860% — next $1 billion;
	Fund, a sub-fund (John	0.830% — next $1 billion;
	Hancock Worldwide	0.800% — next $1 billion;
	Investors, PLC.)	0.780% — excess over $4 billion.

International Equity Index	Not applicable	0.550% — first $100 million; and
Trust B		0.530% — excess over $100 million.

International Growth Stock	International Growth	0.850% — first $250 million;
Trust	Stock Fund (JHF II)	0.800% — next $500 million and
0.750% — excess over $750 million.

International Small Company	International Small
Trust	Company Fund (JHF II)	0.950% — all asset levels

International Value Trust
	JHVIT	0.950% first $150 million;
	Global Trust	0.850% next $150 million; and
	Income Trust	0.800% excess over $300 million
Mutual Shares Trust

When Aggregate Net Assets exceed

	JHF II	$300 million, the advisory fee rate is
	Global Fund	0.800% on all net assets of the
	Income Fund	International Value Trust.
International Small Cap
Fund
International Value Fund
Mutual Shares Fund

Investment Quality Bond	Investment Quality Bond	0.600% — first $500 million; and
Trust	Fund (JHF II)	0.550% — excess over $500 million.

Lifecycle Trusts	See below	See below

Lifestyle MVPs	See below	See below

Lifestyle PS Series	See below	See below

Mid Cap Index Trust	Not Applicable	0.490% — first $250 million;
0.480% — next $250 million; and
0.460% — excess over $500 million.

Mid Cap Stock Trust	Mid Cap Stock Fund	0.875% — first $200 million;
	(JHF II	0.850% — next $300 million; and
0.825% — excess over $500 million.

Mid Value Trust	Mid Value Fund	1.050% — first $20 million;
	(JHF II)	1.000% — next $30 million; and
0.950% — excess over $50 million*.

* When Aggregate Net Assets exceed
$50 million, the advisory fee is 0.950%
on all assets of the Mid Value Trust.

Money Market Trust	Money Market Trust B	0.500% — first $500 million;
	John Hancock Money	0.425% — next $250 million;
	Market Fund, a series of	0.375% — next $250 million;
	John Hancock Current	0.350% — next $500 million;
	Interest	0.325% — next $500 million;
0.300% — next $500 million; and
0.275% — excess over $2.5 billion.

Mutual Shares Trust	Mutual Shares Fund	0.960% — first $750 million; and
	(JHF II)	0.920% — excess over $750 million.

#When Aggregate Net Assets for the
Mutual Shares Trust exceed $750
million, the advisory fee is 0.92% on
all net assets of the Mutual Shares
Trust.

New Income Trust	Not Applicable
(formerly, “Spectrum Income		0.725% first $50 million
Trust”)		0.675% next $50 million

When net assets exceed $100 million,
the annual rate of advisory fee for that
day is 0.650% on all net assets

When net assets exceed $250 million,
the annual rate of advisory fee for that
day is 0.600% on all net assets

When net assets exceed $500 million,
the annual rate of advisory fee for that
day is 0.575% on the first $500 million
and 0.550% on the excess over $500
million

When net assets exceed $1 billion, the
annual rate of advisory fee for that day is
0.550% on all net assets

Real Estate Securities Trust	Real Estate Securities	0.700% — at all asset levels.
Fund (JHF II)

Science & Technology Trust	Science & Technology	1.050% — first $500 million; and
	Fund (JHF II)	1.000% — excess over $500 million.

Short Term Government	Short Term Government	0.570% — first $250 million; and
Income Trust	Income Fund (JHF II)	0.550% — excess over $250 million.

Small Cap Growth Trust	Small Cap Growth Fund	1.100% — first $100 million;
	(JHF II)	1.050% — next $400 million; and
1.000% — excess over $500 million;

Small Cap Index Trust	Not Applicable	0.490% — first $250 million;
0.480% — next $250 million; and
0.460% — excess over $500 million.

Small Cap Opportunities	Small Cap Opportunities	1.000% — first $500 million;
Trust	Fund	0.950% — next $500 million;
	(JHF II)	0.900% — next $1 billion;
0.850%— excess over $2 billion;

Small Cap Value Trust	Small Cap Value Fund	1.100% — first $100 million;
	(JHF II)	1.050% — next $500 million; and
1.000% — excess over $600 million.

Small Company Growth Trust	Small Company Growth Fund	1.050% — first $250 million; and
1.000% — excess over $250 million.

When Aggregate Net Assets of the following
funds exceed $1 billion, the applicable rate is
1.000% on all net assets of the Small Company
Growth Trust.

JHVIT
Small Cap Opportunities Trust
International Growth Stock Trust
Value Trust

JHF II
Small Company Growth Fund
Small Cap Opportunities Fund
International Growth Stock Fund
Value Fund

Small Company Value Trust	Small Company Value	1.050% — first $500 million; and
	Fund (JHF II)	1.000% — excess over $500 million.

Strategic Equity Allocation	Strategic Equity	0.675% First $2.5 billion;
Trust	Allocation Fund (JHF II)	0.650% Next $5 billion;
0.625% Next 2.5 billion and
0.600% Excess over $10 billion.

Strategic Income	Strategic Income	0.700% — first $500 million;
Opportunities Trust	Opportunities Fund (JHF	0.650% — next $3 billion;
	II)	0.600% — next $4 billion;
0.590% — next $4.5 billion; and
	Strategic Income	0.575% — excess over $12 billion
Opportunities Fund, a
sub-fund (John Hancock
Worldwide Investors,
PLC.)

and

Income Allocation Fund
(JHF II) (only with
respect to the assets of
the Income Allocation
Fund managed according
to the subadviser’s
strategic income
opportunities strategy)

Total Bond Market Trust B	Total Bond Market	0.470% — first $1.5 billion;
	Trust A	0.460% — excess over $1.5 billion

Total Stock Market Index	Total Stock Market	0.490% — first $250 million;
Trust	Index Fund (JHF II)	0.480% — next $250 million; and
0.460% — excess over $500 million.

Ultra Short Term Bond Trust	Not applicable	0.550% — first $250 million; and
0.530% — excess over $250 million.

U.S. Equity Trust	U.S. Equity Fund	0.780% — first $500 million;
	(JHF II)	0.760% — next $500 million;
0.740% — next $1 billion; and
0.720% — excess over $2 billion.

Utilities Trust	Utilities Fund	0.825% — first $600 million;
	(JHF II)	0.800% — next $300 million;
0.775% — next $600 million; and
0.700% — excess over $1.5 billion.

Value Trust	Value Fund	0.750% — first $200 million;
	(JHF II)	0.725% — next $300 million; and
0.650% — excess over $500 million.

Capital Appreciation Value Trust

If net assets are less than $500 million, the following fee schedule shall apply:

Portfolio	First $250 million of Net Assets	Excess Over $250 million of Net Assets
Capital Appreciation Value Trust	0.950%	0.850%

If net assets equal or exceed $500 million but are less than $2 billion, the following fee schedule shall apply:

Portfolio	First $1 billion of Net Assets	Excess Over $1 billion of Net Assets
Capital Appreciation Value Trust	0.850%	0.800%

If net assets equal or exceed $2 billion but are less than $3 billion, the following fee schedule shall apply:

Portfolio	First $500 million of Net Assets	Excess Over $500 million of Net Assets
Capital Appreciation Value Trust	0.850%	0.800%

If net assets equal or exceed $3 billion, the following fee schedule shall apply:

Portfolio	All Asset Levels
Capital Appreciation Value Trust	0.800%

Funds of Funds

The Adviser shall serve as investment adviser for each of the Trusts named below (each a “Fund of Funds”):

Core Strategy Trust	Lifecycle 2035 Trust
Franklin Templeton Founding Allocation Trust	Lifecycle 2040 Trust
Lifecycle 2045 Trust
Lifecycle 2010 Trust	Lifecycle 2050 Trust
Lifecycle 2015 Trust	(collectively, the “Lifecycle Trusts”)
Lifecycle 2020 Trust
Lifecycle 2025 Trust	Lifestyle Aggressive MVP
Lifecycle 2030 Trust	Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
(collectively, the “Lifestyle MVPs”)

Lifestyle Aggressive PS Series
Lifestyle Balanced PS Series
Lifestyle Conservative PS Series
Lifestyle Growth PS Series
Lifestyle Moderate PS Series
(collectively, the “Lifestyle PS Series”)

___________________

Certain Definitions:

“Affiliated Fund Assets” means the net assets or Aggregate Net Assets (as applicable) of a Fund of Funds that are invested in Affiliated Funds.

“Affiliated Funds” are any fund of John Hancock Trust (“JHVIT”), John Hancock Funds II (“JHF II”) or John Hancock Funds III (“JHF III”), excluding the following funds of JHVIT: the Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. In the case of Core Fundamental Holdings Trust and Core Global Diversification Trust, Affiliated Funds also includes the funds of American Fund Insurance Series.

“Aggregate Net Assets” of a Fund of Funds means the net assets of the Fund of Funds and the net assets of one or more other Funds of JHVIT, JHF II or JHF III, but only with respect to and for so long as such other Fund or Funds are managed by the same subadviser as the Fund of Funds.

“Other Assets” means the net assets or Aggregate Net Assets, as applicable, of a Fund of Funds that are not invested in Affiliated Funds.

Adviser Fee:

The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Fund of Funds, a fee computed separately for each Fund of Funds as follows (the “Adviser Fee”).

The Adviser Fee for each Fund of Funds has two components: (a) a fee on Affiliated Fund Assets; and

(b) a fee on Other Assets. Each such fee shall each be accrued and paid daily to the Adviser for each calendar day. The daily Adviser Fee for each Fund of Funds shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

(a) Fee on Affiliated Fund Assets. The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of either the net assets or the Aggregate Net Assets (as applicable) of the Fund of Funds, in each case determined in accordance with the fee schedule set forth below for the Fund of Funds, and that percentage rate (the “Applicable Annual Affiliated Funds Fee Rate”) is applied to the Affiliated Fund Assets of the Fund of Funds. For each day the Applicable Annual Affiliated Funds Fee Rate for the Fund of Funds shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates for Affiliated Fund Assets in the fee schedule to the applicable portions of the net assets or Aggregate Net Assets of the Fund of Funds divided by (ii) the net assets or Aggregate Net Assets, respectively, of the Fund of Funds. The daily fee accrual on Affiliated Fund Assets will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Fund of Funds.

(b) Fee on Other Assets. The fee on Other Assets is stated as an annual percentage of the current value of either the net assets or the Aggregate Net Assets (as applicable) of the Fund of Funds, in each case determined in accordance with the fee schedule set forth below for the Fund of Funds, and that percentage rate (the “Applicable Annual Other Assets Fee Rate”) is applied to the Other Assets of the Fund of Funds. For each day the Applicable Annual Other Assets Fee Rate for the Fund of Funds shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates for Other Assets in the fee schedule to the applicable portions of the net assets or Aggregate Net Assets of the Fund of Funds, divided by (ii) the net assets or Aggregate Net Assets, respectively, of the Fund of Funds. The daily fee accrual on Other Assets will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Fund of Funds.

Net assets, Aggregate Net Assets, Affiliated Fund Assets and Other Assets with respect to a Fund of Funds shall be determined as of the close of business on the previous business day of JHVIT for JHVIT Funds, as of the close of business on the previous business day of JHF II for JHF II Funds and as of the close of business on the previous business day of JHF III for JHF III Funds.

If, with respect to any Fund of Funds, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Fee Schedules:

	Rates Applied to Net Assets of the Fund of Funds
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $500 million	Excess Over $500 million	First $500 million	Excess Over $500 million

Core Strategy Trust	0.050%	0.040%	0.500%	0.490%

Franklin Templeton Founding Allocation Trust	0.050%	0.040%	0.500%	0.490%

Lifecycle Trusts

	Rates Applied to Aggregate Net Assets of the Fund of Funds (1)
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $7.5 billion	Excess Over $7.5 billion	First $7.5 billion	Excess Over $7.5 billion

Each Lifecycle Trust	0.060%	0.050%	0.510%	0.500%

_____________________

(1) Aggregate Net Assets. For each Lifecycle Trust, Aggregate Net Assets include the net assets of all the JHVIT Lifecycle MVPs, the net assets of all the JHF II Retirement Choices Portfolios, the net assets of all of the JHF II Retirement Living Portfolios and the net assets of all the JHF II Retirement Living II Portfolios.

Lifestyle MVPs

Lifestyle PS Series

	Rates Applied to Aggregate Net Assets of the Fund of Funds (1)
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $7.5 billion	Excess Over $7.5 billion	First $7.5 billion	Excess Over $7.5 billion

Each Lifestyle MVP	0.050%	0.040%	0.500%	0.490%
Each Lifestyle PS Series

_________________________

(1) Aggregate Net Assets. For each Lifestyle Trust and each Lifestyle PS Series, Aggregate Net Assets include the net assets of all the JHVIT Lifestyle MVPs, the JHVIT Lifestyle PS Series, the JHF II Lifestyle Portfolios and the JHF II Lifestyle II Portfolios. The JHVIT Lifestyle MVPs are: Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP and Lifestyle Moderate MVP. The JHVIT Lifestyle PS Series are: Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series. The JHF II Lifestyle Portfolios are: the Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio and Lifestyle Moderate Portfolio. The JHF II Lifestyle II Portfolios are: the Lifestyle II Aggressive Portfolio, Lifestyle II Balanced Portfolio, Lifestyle II Conservative Portfolio, Lifestyle II Growth Portfolio and Lifestyle II Moderate Portfolio.

JOHN HANCOCK VARIABLE INSURANCE TRUST

AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

AMENDMENT (the “Amendment”) made this January 1, 2017, to the Amended and Restated Advisory Agreement dated September 26, 2008, between John Hancock Variable Insurance Trust, a Massachusetts business trust (the “Trust” or “JHVIT”) and John Hancock Investment Management Services, LLC, a Delaware limited liability company (“JHIMS” or the “Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.         CHANGE IN APPENDIX A

Appendix A is amended to:

(1) reduce the fees for the Equity Income Trust and the Mid Value Trust (each a “Portfolio”) and (2) remove Franklin Templeton Founding Allocation Trust, Income Trust, International Core Trust, and U.S. Equity Trust.

2.         EFFECTIVE DATE

The Amendment shall become effective with respect to the Portfolio on the later of:

(i) the date of its execution,

(ii) approval by the Board of Trustees of the Trust of the Amendment, and

(iii) January 1, 2017.

3.         DEFINED TERMS

Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

4.         OTHER TERMS OF THE AGREEMENT

Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

John Hancock Variable Insurance Trust

By:	/s/ Andrew Arnott
Name:	Andrew Arnott
Title:	President

John Hancock Investment Management Services, LLC

By:	/s/ Leo Zerilli
Name:	Leo Zerilli
Title:	Senior Vice President and
Chief Investment Officer

APPENDIX A

ADVISORY FEE SCHEDULE

The Adviser shall serve as investment adviser for each Portfolio of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the “Adviser Fee”).

The term Aggregate Net Assets in the chart below includes the net assets of a Portfolio of the Trust. It also includes with respect to certain Portfolios as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Portfolio also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.

For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Portfolio and each other fund of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Advisory Fee Schedules

Aggregate Net Assets Include the Net Assets of the following funds in addition to the
Trust Portfolio	Trust Portfolio	Advisory Fee of the Trust Portfolio-

500 Index Trust B	Not applicable	0.470% — first $500 million; and 0.460% — excess over $500 million.

Active Bond Trust	Active Bond Fund (JHF II)	0.600% — first $2.5 billion; 0.575%— next $2.5 billion; and 0.550%— excess over $5 billion

All Cap Core Trust	All Cap Core Fund (JHF II)	0.800% — first $500 million; and 0.750% — excess over $500 million.

Alpha Opportunities Trust	Alpha Opportunities Fund (JHF II)	0.975% — first $1 billion; 0.950%— next $1 billion; and 0.900%— excess over $2 billion.

Blue Chip Growth Trust	Blue Chip Growth Fund (JHF II)	0.825% — first $1 billion; and
0.775% — excess over $1 billion.*
*When Aggregate Net Assets exceed
$1 billion on any day, the annual rate of
advisory fee for that day is 0.800% on
the first $1 billion of Aggregate Net
Assets.

Bond Trust	Not Applicable	0.650% — first $500 million; 0.600%— next $1 billion; 0.575%— next $1 billion; 0.550% — next $7.5 billion; 0.525% — excess over $10 billion

Capital Appreciation Trust	Capital Appreciation Fund (JHF II)	0.850% — first $300 million; 0.800% — between $300 million and $500 million; 0.700% — between $500 million and $1 billion; and 0.670% — excess over $1 billion.

Capital Appreciation Value Trust	Capital Appreciation Value Fund (JHF II)	See below

Core Bond Trust	Core Bond Fund (JHF II)	0.690% — first $200 million; 0.640% — next $200 million; and 0.570% — excess over $400 million.

Core Strategy Trust	See below	See below

Currency Strategies Trust	Currency Strategies Fund (JHF II)	0.950% — first $250 million; 0.900% — next $250 million and 0.850% — excess over $500 million.

Emerging Markets Value Trust	Emerging Markets Fund (JHF II) Emerging Leaders Fund (JHF II)	1.00% — first $100 million; and 0.950% - excess over $100 million.

Equity-Income Trust	Equity-Income Fund (JHF II)

0.825% — first $100 million;
0.800% — next $100 million;*
0.775% — next $300 million**
0.750% — next $500 million***
0.750% — next $500 million****
0.725% — excess over $1.5 billion
*When Aggregate Net Assets exceed
$200 million on any day, the annual
rate of advisory fee for that day is
0.800% on the first $200 million of
Aggregate Net Assets.
**When Aggregate Net Assets exceed $500 million
on any day, the annual rate of advisory fee for that
day is 0.775% on the first $500 million of Aggregate
Net Assets and 0.750% on the amount above $500
million.
***When Aggregate Net Assets exceed $1 billion on
any day, the annual rate of advisory fee for that day
is 0.750% on the first $1 billion of Aggregate Net
Assets.
****When Aggregate Net Assets exceed $1.5 billion
on any day, the annual rate of advisory fee for that
day is 0.725% on the first $1.5 billion of Aggregate
Net Assets.

Financial Industries Trust	John Hancock Financial Industries Fund	0.800% — first $250 million; 0.775% — next $250 million; 0.750% — next $500 million; and 0.725% — excess over $1 billion.

Fundamental All Cap Core Trust	Fundamental All Cap Core Fund (JHF II)	0.675% — first $2.50 billion; and 0.650% — excess over $2.50 billion.

Fundamental Large Cap Value Trust	Fundamental Large Cap Value Fund (JHF II) Fundamental Value Trust	0.700% — first $500 million; 0.650% — next $500 million; and 0.600% — excess over $1 billion.

Global Bond Trust	Global Bond Fund (JHF II)	0.700% — at all asset levels.

Global Trust	JHVIT International Value Trust Income Trust Mutual Shares Trust JHF II Global Fund International Value Fund Income Fund Mutual Shares Fund International Small Cap Fund	0.850% — first $1 billion; and 0.800% — excess over $1 billion.

Health Sciences Trust	Health Sciences Fund (JHF II)	1.050% — first $500 million; 1.000% — next $250 million 0.950% --- excess over $750 million.

*When Aggregate Net Assets exceed $750 million, the advisory fee is 0.95% on all net assets

High Yield Trust	High Yield Fund (JHF II)	0.700% — first $500 million; and 0.650% — excess over $500 million.

International Equity Index Trust B	Not applicable	0.550% — first $100 million; and 0.530% — excess over $100 million.

International Growth Stock Trust	International Growth Stock Fund (JHF II)	0.850% — first $250 million; 0.800% — next $500 million and 0.750% — excess over $750 million.

International Small Company Trust	International Small Company Fund (JHF II)	0.950% — all asset levels

International Value Trust	JHVIT Global Trust Income Trust Mutual Shares Trust JHF II Global Fund Income Fund International Small Cap Fund International Value Fund Mutual Shares Fund

0.950% first $150 million;
0.850% next $150 million; and
0.800% excess over $300 million

When Aggregate Net Assets exceed
$300 million, the advisory fee rate is
0.800% on all net assets of the
International Value Trust.

Investment Quality Bond Trust	Investment Quality Bond Fund (JHF II)	0.600% — first $500 million; and 0.550% — excess over $500 million.

Lifecycle Trusts	See below	See below

Lifestyle MVPs	See below	See below

Lifestyle PS Series	See below	See below

Mid Cap Index Trust	Not Applicable	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

Mid Cap Stock Trust	Mid Cap Stock Fund (JHF II	0.875% — first $200 million; 0.850% — next $300 million; and 0.825% — excess over $500 million.

Mid Value Trust	Mid Value Fund (JHF II)

1.050% — first $20 million;
0.950% — next $30 million; and
0.950% — excess over $50 million*.

* When Aggregate Net Assets exceed
$50 million, the advisory fee is 0.950%
on all assets of the Mid Value Trust.

Money Market Trust	Money Market Trust B John Hancock Money Market Fund, a series of John Hancock Current Interest	0.500% — first $500 million;
0.425%  —  next $250 million;
0.375%  —  next $250 million;
0.350%  —  next $500 million;
0.325%  —  next $500 million;
0.300%  —  next $500 million; and
0.275% — excess over $2.5 billion.

Mutual Shares Trust	Mutual Shares Fund (JHF II)

0.960% — first $750 million; and
0.920%  — excess over $750 million.

#When Aggregate Net Assets for the
Mutual Shares Trust exceed $750
million, the advisory fee is 0.92% on
all net assets of the Mutual Shares
Trust.

New Income Trust (formerly, “Spectrum Income Trust”)	Not Applicable

0.725% first $50 million
0.675% next $50 million

When net assets exceed $100 million,
the annual rate of advisory fee for that
day is 0.650% on all net assets

When net assets exceed $250 million,
the annual rate of advisory fee for that
day is 0.600% on all net assets

When net assets exceed $500 million,
the annual rate of advisory fee for that
day is 0.575% on the first $500 million
and 0.550% on the excess over $500
million

When net assets exceed $1 billion, the
annual rate of advisory fee for that day is
0.550% on all net assets

Real Estate Securities Trust	Real Estate Securities Fund (JHF II)	0.700% — at all asset levels.

Science & Technology Trust	Science & Technology Fund (JHF II)	1.050% — first $500 million; and 1.000% — excess over $500 million.

Short Term Government Income Trust	Short Term Government Income Fund (JHF II)	0.570% — first $250 million; and 0.550% — excess over $250 million.

Small Cap Growth Trust	Small Cap Growth Fund (JHF II)	1.100% — first $100 million; 1.050% — next $400 million; and 1.000% — excess over $500 million;

Small Cap Index Trust	Not Applicable	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

Small Cap Opportunities Trust	Small Cap Opportunities Fund (JHF II)	1.000% — first $500 million; 0.950% — next $500 million; 0.900% — next $1 billion; 0.850%— excess over $2 billion;

Small Cap Value Trust	Small Cap Value Fund (JHF II)	1.100% — first $100 million; 1.050% — next $500 million; and 1.000% — excess over $600 million.

Small Company Growth Trust	Small Company Growth Fund	1.050% — first $250 million; and 1.000% — excess over $250 million.

When Aggregate Net Assets of the following
funds exceed $1 billion, the applicable rate is
1.000% on all net assets of the Small Company
Growth Trust.

JHVIT
Small Cap Opportunities Trust
International Growth Stock Trust
Value Trust

JHF II
Small Company Growth Fund
Small Cap Opportunities Fund
International Growth Stock Fund
Value Fund

Small Company Value Trust	Small Company Value Fund (JHF II)	1.050% — first $500 million; and 1.000% — excess over $500 million.

Strategic Equity Allocation Trust	Strategic Equity Allocation Fund (JHF II) U.S. Strategic Equity Allocation Fund (JHF II) International Strategic Equity Allocation Fund (JHF II)	0.675% — first $2.5 billion; 0.650% — next $5 billion; 0.625% — next $2.5 billion; 0.600% — next $5 billion; 0.595% — next $10 billion; and 0.590% — excess over $25 billion.

Strategic Income Opportunities Trust	Strategic Income Opportunities Fund (JHF II) Strategic Income Opportunities Fund, a sub-fund (John Hancock Worldwide Investors, PLC.)	0.700% — first $500 million; 0.650% — next $3 billion; 0.600% — next $4 billion; 0.590% — next $4.5 billion; and 0.575% — excess over $12 billion

Total Bond Market Trust B	Total Bond Market Trust A	0.470% — first $1.5 billion; 0.460% — excess over $1.5 billion

Total Stock Market Index Trust	Total Stock Market Index Fund (JHF II)	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

Ultra Short Term Bond Trust	Not applicable	0.550% — first $250 million; and 0.530% — excess over $250 million.

Utilities Trust	Utilities Fund (JHF II)	0.825% — first $600 million; 0.800% — next $300 million; 0.775% — next $600 million; and 0.700% — excess over $1.5 billion.

Value Trust	Value Fund (JHF II)	0.750% — first $200 million; 0.725% — next $300 million; and 0.650% — excess over $500 million.

Capital Appreciation Value Trust

If net assets are less than $500 million, the following fee schedule shall apply:

Portfolio	First $250 million of Net Assets	Excess Over $250 million of Net Assets
Capital Appreciation Value Trust	0.950%	0.850%

If net assets equal or exceed $500 million but are less than $2 billion, the following fee schedule shall apply:

Portfolio	First $1 billion of Net Assets	Excess Over $1 billion of Net Assets
Capital Appreciation Value Trust	0.850%	0.800%

If net assets equal or exceed $2 billion but are less than $3 billion, the following fee schedule shall apply:

Portfolio	First $500 million of Net Assets	Excess Over $500 million of Net Assets
Capital Appreciation Value Trust	0.850%	0.800%

If net assets equal or exceed $3 billion, the following fee schedule shall apply:

Portfolio	All Asset Levels
Capital Appreciation Value Trust	0.800%

Funds of Funds

The Adviser shall serve as investment adviser for each of the Trusts named below (each a “Fund of Funds”):

Core Strategy Trust	Lifecycle 2035 Trust
Franklin Templeton Founding Allocation Trust	Lifecycle 2040 Trust
Lifecycle 2045 Trust
Lifecycle 2010 Trust	Lifecycle 2050 Trust
Lifecycle 2015 Trust	(collectively, the “Lifecycle Trusts”)
Lifecycle 2020 Trust
Lifecycle 2025 Trust	Lifestyle Aggressive MVP
Lifecycle 2030 Trust	Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
(collectively, the “Lifestyle MVPs”)

Lifestyle Aggressive PS Series
Lifestyle Balanced PS Series
Lifestyle Conservative PS Series
Lifestyle Growth PS Series
Lifestyle Moderate PS Series
(collectively, the “Lifestyle PS Series”)

___________________

Certain Definitions:

“Affiliated Fund Assets” means the net assets or Aggregate Net Assets (as applicable) of a Fund of Funds that are invested in Affiliated Funds.

“Affiliated Funds” are any fund of John Hancock Trust (“JHVIT”), John Hancock Funds II (“JHF II”) or John Hancock Funds III (“JHF III”), excluding the following funds of JHVIT: the Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. In the case of Core Fundamental Holdings Trust and Core Global Diversification Trust, Affiliated Funds also includes the funds of American Fund Insurance Series.

“Aggregate Net Assets” of a Fund of Funds means the net assets of the Fund of Funds and the net assets of one or more other Funds of JHVIT, JHF II or JHF III, but only with respect to and for so long as such other Fund or Funds are managed by the same subadviser as the Fund of Funds.

“Other Assets” means the net assets or Aggregate Net Assets, as applicable, of a Fund of Funds that are not invested in Affiliated Funds.

Adviser Fee:

The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Fund of Funds, a fee computed separately for each Fund of Funds as follows (the “Adviser Fee”).

The Adviser Fee for each Fund of Funds has two components: (a) a fee on Affiliated Fund Assets; and

(b) a fee on Other Assets. Each such fee shall each be accrued and paid daily to the Adviser for each calendar day. The daily Adviser Fee for each Fund of Funds shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

(a) Fee on Affiliated Fund Assets. The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of either the net assets or the Aggregate Net Assets (as applicable) of the Fund of Funds, in each case determined in accordance with the fee schedule set forth below for the Fund of Funds, and that percentage rate (the “Applicable Annual Affiliated Funds Fee Rate”) is applied to the Affiliated Fund Assets of the Fund of Funds. For each day the Applicable Annual Affiliated Funds Fee Rate for the Fund of Funds shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates for Affiliated Fund Assets in the fee schedule to the applicable portions of the net assets or Aggregate Net Assets of the Fund of Funds divided by (ii) the net assets or Aggregate Net Assets, respectively, of the Fund of Funds. The daily fee accrual on Affiliated Fund Assets will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Fund of Funds.

(b) Fee on Other Assets. The fee on Other Assets is stated as an annual percentage of the current value of either the net assets or the Aggregate Net Assets (as applicable) of the Fund of Funds, in each case determined in accordance with the fee schedule set forth below for the Fund of Funds, and that percentage rate (the “Applicable Annual Other Assets Fee Rate”) is applied to the Other Assets of the Fund of Funds. For each day the Applicable Annual Other Assets Fee Rate for the Fund of Funds shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates for Other Assets in the fee schedule to the applicable portions of the net assets or Aggregate Net Assets of the Fund of Funds, divided by (ii) the net assets or Aggregate Net Assets, respectively, of the Fund of Funds. The daily fee accrual on Other Assets will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Fund of Funds.

Net assets, Aggregate Net Assets, Affiliated Fund Assets and Other Assets with respect to a Fund of Funds shall be determined as of the close of business on the previous business day of JHVIT for JHVIT Funds, as of the close of business on the previous business day of JHF II for JHF II Funds and as of the close of business on the previous business day of JHF III for JHF III Funds.

If, with respect to any Fund of Funds, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Fee Schedules:

	Rates Applied to Net Assets of the Fund of Funds
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $500 million	Excess Over $500 million	First $500 million	Excess Over $500 million

Core Strategy Trust	0.050%	0.040%	0.500%	0.490%

Lifecycle Trusts

	Rates Applied to Aggregate Net Assets of the Fund of Funds (1)
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $7.5 billion	Excess Over $7.5 billion	First $7.5 billion	Excess Over $7.5 billion

Each Lifecycle Trust	0.060%	0.050%	0.510%	0.500%

_____________________

(1) Aggregate Net Assets. For each Lifecycle Trust, Aggregate Net Assets include the net assets of all the JHVIT Lifecycle MVPs, the net assets of all the JHF II Retirement Choices Portfolios, the net assets of all of the JHF II Retirement Living Portfolios and the net assets of all the JHF II Retirement Living II Portfolios.

Lifestyle MVPs

Lifestyle PS Series

	Rates Applied to Aggregate Net Assets of the Fund of Funds (1)
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $7.5 billion	Excess Over $7.5 billion	First $7.5 billion	Excess Over $7.5 billion

Each Lifestyle MVP	0.050%	0.040%	0.500%	0.490%
Each Lifestyle PS Series

_________________________

(1) Aggregate Net Assets. For each Lifestyle Trust and each Lifestyle PS Series, Aggregate Net Assets include the net assets of all the JHVIT Lifestyle MVPs, the JHVIT Lifestyle PS Series, the JHF II Lifestyle Portfolios and the JHF II Lifestyle II Portfolios. The JHVIT Lifestyle MVPs are: Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP and Lifestyle Moderate MVP. The JHVIT Lifestyle PS Series are: Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series. The JHF II Lifestyle Portfolios are: the Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio and Lifestyle Moderate Portfolio. The JHF II Lifestyle II Portfolios are: the Lifestyle II Aggressive Portfolio, Lifestyle II Balanced Portfolio, Lifestyle II Conservative Portfolio, Lifestyle II Growth Portfolio and Lifestyle II Moderate Portfolio.

JOHN HANCOCK VARIABLE INSURANCE TRUST

AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

AMENDMENT (the “Amendment”) made this September 23, 2016, to the Amended and Restated Advisory Agreement dated September 26, 2008, between John Hancock Variable Insurance Trust, a Massachusetts business trust (the “Trust” or “JHVIT”) and John Hancock Investment Management Services, LLC, a Delaware limited liability company (“JHIMS” or the “Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.         CHANGE IN APPENDIX A

Appendix A is amended to restate the fees for Strategic Equity Allocation Trust (the “Portfolio”).

2.         EFFECTIVE DATE

The Amendment shall become effective with respect to the Portfolio on the later of:

(i) the date of its execution, and

(ii) approval by the Board of Trustees of the Trust of the Amendment

3.         DEFINED TERMS

Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

4.         OTHER TERMS OF THE AGREEMENT

Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

John Hancock Variable Insurance Trust

By:	/s/ Andrew Arnott
Name:	Andrew Arnott
Title:	President

John Hancock Investment Management Services, LLC

By:	/s/ Philip Fontana
Name:	Philip Fontana
Title:	Vice President

APPENDIX A

ADVISORY FEE SCHEDULE

The Adviser shall serve as investment adviser for each Portfolio of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the “Adviser Fee”).

The term Aggregate Net Assets in the chart below includes the net assets of a Portfolio of the Trust. It also includes with respect to certain Portfolios as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Portfolio also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.

For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Portfolio and each other fund of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Advisory Fee Schedules

Aggregate Net Assets Include the Net Assets of the following funds in addition to the
Trust Portfolio	Trust Portfolio	Advisory Fee of the Trust Portfolio-

500 Index Trust B	Not applicable	0.470% — first $500 million; and 0.460% — excess over $500 million.

Active Bond Trust	Active Bond Fund (JHF II)	0.600% — first $2.5 billion; 0.575%— next $2.5 billion; and 0.550%— excess over $5 billion

All Cap Core Trust	All Cap Core Fund (JHF II)	0.800% — first $500 million; and 0.750% — excess over $500 million.

Alpha Opportunities Trust	Alpha Opportunities Fund (JHF II)	0.975% — first $1 billion; 0.950%— next $1 billion; and 0.900%— excess over $2 billion.

Blue Chip Growth Trust	Blue Chip Growth Fund (JHF II)	0.825% — first $1 billion; and
0.775% — excess over $1 billion.*
*When Aggregate Net Assets exceed
$1 billion on any day, the annual rate of
advisory fee for that day is 0.800% on
the first $1 billion of Aggregate Net
Assets.

Bond Trust	Not Applicable	0.650% — first $500 million; 0.600%— next $1 billion; 0.575%— next $1 billion; 0.550% — next $7.5 billion; 0.525% — excess over $10 billion

Capital Appreciation Trust	Capital Appreciation Fund (JHF II)	0.850% — first $300 million; 0.800% — between $300 million and $500 million; 0.700% — between $500 million and $1 billion; and 0.670% — excess over $1 billion.

Capital Appreciation Value Trust	Capital Appreciation Value Fund (JHF II)	See below

Core Bond Trust	Core Bond Fund (JHF II)	0.690% — first $200 million; 0.640% — next $200 million; and 0.570% — excess over $400 million.

Core Strategy Trust	See below	See below

Currency Strategies Trust	Currency Strategies Fund (JHF II)	0.950% — first $250 million; 0.900% — next $250 million and 0.850% — excess over $500 million.

Emerging Markets Value Trust	Emerging Markets Fund (JHF II) Emerging Leaders Fund (JHF II)	1.00% — first $100 million; and 0.950% - excess over $100 million.

Equity-Income Trust	Equity-Income Fund (JHF II)

0.825% — first $100 million;
0.800% — next $100 million;*
0.775% — next $300 million**
0.750% — next $500 million***
0.750% — excess over $1 billion
*When Aggregate Net Assets exceed
$200 million on any day, the annual
rate of advisory fee for that day is
0.800% on the first $200 million of
Aggregate Net Assets.
**When Aggregate Net Assets exceed
$500 million on any day, the annual
rate of advisory fee for that day is
0.775% on the first $500 million of
Aggregate Net Assets.
***When Aggregate Net Assets exceed
$1 billion on any day, the annual rate of
advisory fee for that day is 0.750% on
the first $1 billion of Aggregate Net
Assets.

Financial Industries Trust	John Hancock Financial Industries Fund	0.800% — first $250 million; 0.775% — next $250 million; 0.750% — next $500 million; and 0.725% — excess over $1 billion.

Franklin Templeton Founding Allocation Trust	See below	See below

Fundamental All Cap Core Trust	Fundamental All Cap Core Fund (JHF II)	0.675% — first $2.50 billion; and 0.650% — excess over $2.50 billion.

Fundamental Large Cap Value Trust	Fundamental Large Cap Value Fund (JHF II) Fundamental Value Trust	0.700% — first $500 million; 0.650% — next $500 million; and 0.600% — excess over $1 billion.

Global Bond Trust	Global Bond Fund (JHF II)	0.700% — at all asset levels.

Global Trust	JHVIT International Value Trust Income Trust Mutual Shares Trust JHF II Global Fund International Value Fund Income Fund Mutual Shares Fund International Small Cap Fund	0.850% — first $1 billion; and 0.800% — excess over $1 billion.

Health Sciences Trust	Health Sciences Fund (JHF II)	1.050% — first $500 million; 1.000% — next $250 million 0.950% --- excess over $750 million.

*When Aggregate Net Assets exceed $750 million, the advisory fee is 0.95% on all net assets

High Yield Trust	High Yield Fund (JHF II)	0.700% — first $500 million; and 0.650% — excess over $500 million.

Income Trust	JHVIT International Value Trust Global Trust Mutual Shares Trust JHF II Income Fund International Small Cap Fund International Value Fund Global Fund Mutual Shares Fund

1.075% first $50 million;
0.915% next $150 million;
0.825% next $300 million; and
0.800% excess over $500 million

When Aggregate Net Assets exceed
$500 million, the advisory fee is
0.800% on all net assets of the Income
Trust.

International Core Trust	International Core Fund (JHF III) Global Equity (Ex-U.S.) Fund, a sub-fund (John Hancock Worldwide Investors, PLC.)	0.920% — first $100 million; 0.890% — next $900 million; 0.860% — next $1 billion; 0.830% — next $1 billion; 0.800% — next $1 billion; 0.780% — excess over $4 billion.

International Equity Index Trust B	Not applicable	0.550% — first $100 million; and 0.530% — excess over $100 million.

International Growth Stock Trust	International Growth Stock Fund (JHF II)	0.850% — first $250 million; 0.800% — next $500 million and 0.750% — excess over $750 million.

International Small Company Trust	International Small Company Fund (JHF II)	0.950% — all asset levels

International Value Trust	JHVIT Global Trust Income Trust Mutual Shares Trust	0.950% first $150 million; 0.850% next $150 million; and 0.800% excess over $300 million When Aggregate Net Assets exceed

	JHF II Global Fund Income Fund International Small Cap Fund International Value Fund Mutual Shares Fund	$300 million, the advisory fee rate is 0.800% on all net assets of the International Value Trust.

Investment Quality Bond Trust	Investment Quality Bond Fund (JHF II)	0.600% — first $500 million; and 0.550% — excess over $500 million.

Lifecycle Trusts	See below	See below

Lifestyle MVPs	See below	See below

Lifestyle PS Series	See below	See below

Mid Cap Index Trust	Not Applicable	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

Mid Cap Stock Trust	Mid Cap Stock Fund (JHF II	0.875% — first $200 million; 0.850% — next $300 million; and 0.825% — excess over $500 million.

Mid Value Trust	Mid Value Fund (JHF II)

1.050% — first $20 million;
1.000% — next $30 million; and
0.950% — excess over $50 million*.

* When Aggregate Net Assets exceed
$50 million, the advisory fee is 0.950%
on all assets of the Mid Value Trust.

Money Market Trust	Money Market Trust B John Hancock Money Market Fund, a series of John Hancock Current Interest	0.500% — first $500 million;
0.425%  —  next $250 million;
0.375%  —  next $250 million;
0.350%  —  next $500 million;
0.325%  —  next $500 million;
0.300%  —  next $500 million; and
0.275% — excess over $2.5 billion.

Mutual Shares Trust	Mutual Shares Fund (JHF II)

0.960% — first $750 million; and
0.920%  — excess over $750 million.

#When Aggregate Net Assets for the
Mutual Shares Trust exceed $750
million, the advisory fee is 0.92% on
all net assets of the Mutual Shares
Trust.

New Income Trust (formerly, “Spectrum Income Trust”)	Not Applicable

0.725% first $50 million
0.675% next $50 million

When net assets exceed $100 million,
the annual rate of advisory fee for that
day is 0.650% on all net assets

When net assets exceed $250 million,
the annual rate of advisory fee for that
day is 0.600% on all net assets

When net assets exceed $500 million,
the annual rate of advisory fee for that
day is 0.575% on the first $500 million
and 0.550% on the excess over $500
million

When net assets exceed $1 billion, the
annual rate of advisory fee for that day is
0.550% on all net assets

Real Estate Securities Trust	Real Estate Securities Fund (JHF II)	0.700% — at all asset levels.

Science & Technology Trust	Science & Technology Fund (JHF II)	1.050% — first $500 million; and 1.000% — excess over $500 million.

Short Term Government Income Trust	Short Term Government Income Fund (JHF II)	0.570% — first $250 million; and 0.550% — excess over $250 million.

Small Cap Growth Trust	Small Cap Growth Fund (JHF II)	1.100% — first $100 million; 1.050% — next $400 million; and 1.000% — excess over $500 million;

Small Cap Index Trust	Not Applicable	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

Small Cap Opportunities Trust	Small Cap Opportunities Fund (JHF II)	1.000% — first $500 million; 0.950% — next $500 million; 0.900% — next $1 billion; 0.850%— excess over $2 billion;

Small Cap Value Trust	Small Cap Value Fund (JHF II)	1.100% — first $100 million; 1.050% — next $500 million; and 1.000% — excess over $600 million.

Small Company Growth Trust	Small Company Growth Fund

1.050% — first $250 million; and
1.000% — excess over $250 million.

When Aggregate Net Assets of the following
funds exceed $1 billion, the applicable rate is
1.000% on all net assets of the Small Company
Growth Trust.

JHVIT
Small Cap Opportunities Trust
International Growth Stock Trust
Value Trust

JHF II
Small Company Growth Fund
Small Cap Opportunities Fund
International Growth Stock Fund
Value Fund

Small Company Value Trust	Small Company Value Fund (JHF II)	1.050% — first $500 million; and 1.000% — excess over $500 million.

Strategic Equity Allocation Trust	Strategic Equity Allocation Fund (JHF II) U.S. Strategic Equity Allocation Fund (JHF II) International Strategic Equity Allocation Fund (JHF II)	0.675% -- first $2.5 billion; 0.650% -- next $5 billion; 0.625% -- next $2.5 billion; 0.600% -- next $5 billion; 0.595% -- next $10 billion; and 0.590% -- excess over $25 billion.

Strategic Income Opportunities Trust

Strategic Income
Opportunities Fund (JHF
II)

Strategic Income
Opportunities Fund, a
sub-fund (John Hancock
Worldwide Investors,
PLC.)

and

Income Allocation Fund
(JHF II) (only with
respect to the assets of
the Income Allocation
Fund managed according
to the subadviser’s
strategic income
opportunities strategy)

0.700% — first $500 million; 0.650% — next $3 billion; 0.600% — next $4 billion; 0.590% — next $4.5 billion; and 0.575% — excess over $12 billion

Total Bond Market Trust B	Total Bond Market Trust A	0.470% — first $1.5 billion; 0.460% — excess over $1.5 billion

Total Stock Market Index Trust	Total Stock Market Index Fund (JHF II)	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

Ultra Short Term Bond Trust	Not applicable	0.550% — first $250 million; and 0.530% — excess over $250 million.

U.S. Equity Trust	U.S. Equity Fund (JHF II)	0.780% — first $500 million; 0.760% — next $500 million; 0.740% — next $1 billion; and 0.720% — excess over $2 billion.

Utilities Trust	Utilities Fund (JHF II)	0.825% — first $600 million; 0.800% — next $300 million; 0.775% — next $600 million; and 0.700% — excess over $1.5 billion.

Value Trust	Value Fund (JHF II)	0.750% — first $200 million; 0.725% — next $300 million; and 0.650% — excess over $500 million.

Capital Appreciation Value Trust

If net assets are less than $500 million, the following fee schedule shall apply:

Portfolio	First $250 million of Net Assets	Excess Over $250 million of Net Assets
Capital Appreciation Value Trust	0.950%	0.850%

If net assets equal or exceed $500 million but are less than $2 billion, the following fee schedule shall apply:

Portfolio	First $1 billion of Net Assets	Excess Over $1 billion of Net Assets
Capital Appreciation Value Trust	0.850%	0.800%

If net assets equal or exceed $2 billion but are less than $3 billion, the following fee schedule shall apply:

Portfolio	First $500 million of Net Assets	Excess Over $500 million of Net Assets
Capital Appreciation Value Trust	0.850%	0.800%

If net assets equal or exceed $3 billion, the following fee schedule shall apply:

Portfolio	All Asset Levels
Capital Appreciation Value Trust	0.800%

Funds of Funds

The Adviser shall serve as investment adviser for each of the Trusts named below (each a “Fund of Funds”):

Core Strategy Trust	Lifecycle 2035 Trust
Franklin Templeton Founding Allocation Trust	Lifecycle 2040 Trust
Lifecycle 2045 Trust
Lifecycle 2010 Trust	Lifecycle 2050 Trust
Lifecycle 2015 Trust	(collectively, the “Lifecycle Trusts”)
Lifecycle 2020 Trust
Lifecycle 2025 Trust	Lifestyle Aggressive MVP
Lifecycle 2030 Trust	Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
(collectively, the “Lifestyle MVPs”)

Lifestyle Aggressive PS Series
Lifestyle Balanced PS Series
Lifestyle Conservative PS Series
Lifestyle Growth PS Series
Lifestyle Moderate PS Series
(collectively, the “Lifestyle PS Series”)

___________________

Certain Definitions:

“Affiliated Fund Assets” means the net assets or Aggregate Net Assets (as applicable) of a Fund of Funds that are invested in Affiliated Funds.

“Affiliated Funds” are any fund of John Hancock Trust (“JHVIT”), John Hancock Funds II (“JHF II”) or John Hancock Funds III (“JHF III”), excluding the following funds of JHVIT: the Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. In the case of Core Fundamental Holdings Trust and Core Global Diversification Trust, Affiliated Funds also includes the funds of American Fund Insurance Series.

“Aggregate Net Assets” of a Fund of Funds means the net assets of the Fund of Funds and the net assets of one or more other Funds of JHVIT, JHF II or JHF III, but only with respect to and for so long as such other Fund or Funds are managed by the same subadviser as the Fund of Funds.

“Other Assets” means the net assets or Aggregate Net Assets, as applicable, of a Fund of Funds that are not invested in Affiliated Funds.

Adviser Fee:

The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Fund of Funds, a fee computed separately for each Fund of Funds as follows (the “Adviser Fee”).

The Adviser Fee for each Fund of Funds has two components: (a) a fee on Affiliated Fund Assets; and

(b) a fee on Other Assets. Each such fee shall each be accrued and paid daily to the Adviser for each calendar day. The daily Adviser Fee for each Fund of Funds shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

(a) Fee on Affiliated Fund Assets. The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of either the net assets or the Aggregate Net Assets (as applicable) of the Fund of Funds, in each case determined in accordance with the fee schedule set forth below for the Fund of Funds, and that percentage rate (the “Applicable Annual Affiliated Funds Fee Rate”) is applied to the Affiliated Fund Assets of the Fund of Funds. For each day the Applicable Annual Affiliated Funds Fee Rate for the Fund of Funds shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates for Affiliated Fund Assets in the fee schedule to the applicable portions of the net assets or Aggregate Net Assets of the Fund of Funds divided by (ii) the net assets or Aggregate Net Assets, respectively, of the Fund of Funds. The daily fee accrual on Affiliated Fund Assets will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Fund of Funds.

(b) Fee on Other Assets. The fee on Other Assets is stated as an annual percentage of the current value of either the net assets or the Aggregate Net Assets (as applicable) of the Fund of Funds, in each case determined in accordance with the fee schedule set forth below for the Fund of Funds, and that percentage rate (the “Applicable Annual Other Assets Fee Rate”) is applied to the Other Assets of the Fund of Funds. For each day the Applicable Annual Other Assets Fee Rate for the Fund of Funds shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates for Other Assets in the fee schedule to the applicable portions of the net assets or Aggregate Net Assets of the Fund of Funds, divided by (ii) the net assets or Aggregate Net Assets, respectively, of the Fund of Funds. The daily fee accrual on Other Assets will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Fund of Funds.

Net assets, Aggregate Net Assets, Affiliated Fund Assets and Other Assets with respect to a Fund of Funds shall be determined as of the close of business on the previous business day of JHVIT for JHVIT Funds, as of the close of business on the previous business day of JHF II for JHF II Funds and as of the close of business on the previous business day of JHF III for JHF III Funds.

If, with respect to any Fund of Funds, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Fee Schedules:

	Rates Applied to Net Assets of the Fund of Funds
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $500 million	Excess Over $500 million	First $500 million	Excess Over $500 million

Core Strategy Trust	0.050%	0.040%	0.500%	0.490%

Franklin Templeton Founding	0.050%	0.040%	0.500%	0.490%
Allocation Trust

Lifecycle Trusts

	Rates Applied to Aggregate Net Assets of the Fund of Funds (1)
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $7.5 billion	Excess Over $7.5 billion	First $7.5 billion	Excess Over $7.5 billion

Each Lifecycle Trust	0.060%	0.050%	0.510%	0.500%

_____________________

(1) Aggregate Net Assets. For each Lifecycle Trust, Aggregate Net Assets include the net assets of all the JHVIT Lifecycle MVPs, the net assets of all the JHF II Retirement Choices Portfolios, the net assets of all of the JHF II Retirement Living Portfolios and the net assets of all the JHF II Retirement Living II Portfolios.

Lifestyle MVPs

Lifestyle PS Series

	Rates Applied to Aggregate Net Assets of the Fund of Funds (1)
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $7.5 billion	Excess Over $7.5 billion	First $7.5 billion	Excess Over $7.5 billion

Each Lifestyle MVP	0.050%	0.040%	0.500%	0.490%
Each Lifestyle PS Series

_________________________

(1) Aggregate Net Assets. For each Lifestyle Trust and each Lifestyle PS Series, Aggregate Net Assets include the net assets of all the JHVIT Lifestyle MVPs, the JHVIT Lifestyle PS Series, the JHF II Lifestyle Portfolios and the JHF II Lifestyle II Portfolios. The JHVIT Lifestyle MVPs are: Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP and Lifestyle Moderate MVP. The JHVIT Lifestyle PS Series are: Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series. The JHF II Lifestyle Portfolios are: the Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio and Lifestyle Moderate Portfolio. The JHF II Lifestyle II Portfolios are: the Lifestyle II Aggressive Portfolio, Lifestyle II Balanced Portfolio, Lifestyle II Conservative Portfolio, Lifestyle II Growth Portfolio and Lifestyle II Moderate Portfolio.